UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2026

Stellus Capital Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00971	46-0937320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 292-5400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 16, 2026, stockholders of Stellus Capital Investment Corporation (the “Company”) approved a new investment advisory agreement (the “New Advisory Agreement”) by and between the Company and Stellus Capital Management, LLC (“Stellus Capital Management” or the “Advisor”), pursuant to which the Advisor will continue to provide investment advisory services to the Company. On June 22, 2026, the Company entered into the New Advisory Agreement.

The terms of the New Advisory Agreement are identical to the prior investment advisory agreement, dated October 26, 2012, by and between the Company and the Advisor (the “Prior Advisory Agreement”), including with respect to the advisory fees payable by the Company to the Advisor, other than the date and term thereof. The base management fee and incentive fees under the New Advisory Agreement will be calculated in a manner identical to that of the Prior Advisory Agreement. The New Advisory Agreement will continue in effect for an initial two year period from June 22, 2026, its effective date, and thereafter from year-to-year, provided that such continuance is specifically approved at least annually by (A) the vote of the Company’s board of directors (the “Board”), or by the vote of a majority of the outstanding voting securities of the Company, and (B) the vote of a majority of the Company’s directors who are not parties to the New Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of any such party, in accordance with the requirements of the 1940 Act.

The New Advisory Agreement became effective on June 22, 2026, upon the closing of the acquisition of Stellus Capital Management by Ridgepost Capital, LLC, which was completed on June 22, 2026, and resulted in a change in control of the Advisor. Ridgepost Capital, LLC’s parent company, Ridgepost Capital, Inc., is a reporting company listed on the New York Stock Exchange. Please reference Ridgepost Capital, Inc.’s periodic filings with the Securities and Exchange Commission for additional information.

The foregoing description of the New Advisory Agreement is not complete and is qualified in its entirety by reference to the full text of the New Advisory Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Investment Advisory Agreement, dated June 22, 2026, by and between Stellus Capital Investment Corporation and Stellus Capital Management, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026	Stellus Capital Investment Corporation

	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson
Title: Chief Financial Officer